Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with this report on Form N-CSR for the registrant as furnished to the Securities and Exchange Commission on the date hereof (the “Report”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of TCW Spirit Direct Lending LLC do hereby certify, to such officer’s knowledge, that:

(1) the semi-annual Report on Form N-CSR of TCW Spirit Direct Lending LLC for the period ended June 30, 2025 fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as applicable; and

(2) the information contained in the semi-annual Report fairly presents, in all material respects, the financial condition and results of operations of the TCW Spirit Direct Lending LLC.

Date: September 2, 2025	/s/ Andrew J. Kim
Andrew J. Kim
Chief Financial Officer
(Principal Financial Officer)

Date: September 2, 2025	/s/ Richard T. Miller
Richard T. Miller
President
(Principal Executive Officer)